                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Landmark Graphics Corporation stock option agreements assumed by Halliburton Company in the Agreement and Plan of Merger By and Among Halliburton Company, Halliburton Acq. Company and Landmark Graphics Corporation, dated as of June 30, 1996, as such option agreements may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

        IN TESTIMONY HEREOF, witness my hand this the 12th day of September, 1996.



                                /s/  Anne L. Armstrong
                                ----------------------
                                     Anne L. Armstrong

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar and Susan
S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Landmark Graphics Corporation stock option agreements assumed by Halliburton Company in the Agreement and Plan of Merger By and Among Halliburton Company, Halliburton Acq. Company and Landmark Graphics Corporation, dated as of June 30, 1996, as such option agreements may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

        IN TESTIMONY HEREOF, witness my hand this the 12th day of September, 1996.



                                /s/  Richard B. Cheney
                                ----------------------
                                     Richard B. Cheney

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Landmark Graphics Corporation stock option agreements assumed by Halliburton Company in the Agreement and Plan of Merger By and Among Halliburton Company, Halliburton Acq. Company and Landmark Graphics Corporation, dated as of June 30, 1996, as such option agreements may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

        IN TESTIMONY HEREOF, witness my hand this the 12th day of September, 1996.



                                /s/  Lord Clitheroe
                                -------------------
                                     Lord Clitheroe

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Landmark Graphics Corporation stock option agreements assumed by Halliburton Company in the Agreement and Plan of Merger By and Among Halliburton Company, Halliburton Acq. Company and Landmark Graphics Corporation, dated as of June 30, 1996, as such option agreements may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

        IN TESTIMONY HEREOF, witness my hand this the 23rd day of September, 1996.



                                /s/  Robert L. Crandall
                                -----------------------
                                     Robert L. Crandall

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Landmark Graphics Corporation stock option agreements assumed by Halliburton Company in the Agreement and Plan of Merger By and Among Halliburton Company, Halliburton Acq. Company and Landmark Graphics Corporation, dated as of June 30, 1996, as such option agreements may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

        IN TESTIMONY HEREOF, witness my hand this the 12th day of September, 1996.



                                /s/  W. R. Howell
                                -----------------
                                     W. R. Howell

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Landmark Graphics Corporation stock option agreements assumed by Halliburton Company in the Agreement and Plan of Merger By and Among Halliburton Company, Halliburton Acq. Company and Landmark Graphics Corporation, dated as of June 30, 1996, as such option agreements may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

        IN TESTIMONY HEREOF, witness my hand this the 12th day of September, 1996.



                                /s/  Dale P. Jones
                                ------------------
                                     Dale P. Jones

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Landmark Graphics Corporation stock option agreements assumed by Halliburton Company in the Agreement and Plan of Merger By and Among Halliburton Company, Halliburton Acq. Company and Landmark Graphics Corporation, dated as of June 30, 1996, as such option agreements may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

        IN TESTIMONY HEREOF, witness my hand this the 12th day of September, 1996.



                                /s/  Delano E. Lewis
                                --------------------
                                     Delano E. Lewis

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Landmark Graphics Corporation stock option agreements assumed by Halliburton Company in the Agreement and Plan of Merger By and Among Halliburton Company, Halliburton Acq. Company and Landmark Graphics Corporation, dated as of June 30, 1996, as such option agreements may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

        IN TESTIMONY HEREOF, witness my hand this the 12th day of September, 1996.



                                /s/  C. J. Silas
                                ----------------
                                     C. J. Silas

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Landmark Graphics Corporation stock option agreements assumed by Halliburton Company in the Agreement and Plan of Merger By and Among Halliburton Company, Halliburton Acq. Company and Landmark Graphics Corporation, dated as of June 30, 1996, as such option agreements may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

        IN TESTIMONY HEREOF, witness my hand this the 12th day of September, 1996.



                                /s/  Roger T. Staubach
                                ----------------------
                                     Roger T. Staubach

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Landmark Graphics Corporation stock option agreements assumed by Halliburton Company in the Agreement and Plan of Merger By and Among Halliburton Company, Halliburton Acq. Company and Landmark Graphics Corporation, dated as of June 30, 1996, as such option agreements may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

        IN TESTIMONY HEREOF, witness my hand this the 12th day of September, 1996.



                                /s/  Richard J. Stegemeier
                                --------------------------
                                     Richard J. Stegemeier

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint Richard B. Cheney, David
J. Lesar and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Landmark Graphics Corporation stock option agreements assumed by Halliburton Company in the Agreement and Plan of Merger By and Among Halliburton Company, Halliburton Acq. Company and Landmark Graphics Corporation, dated as of June 30, 1996, as such option agreements may be from time to time amended, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

        IN TESTIMONY HEREOF, witness my hand this the 12th day of September, 1996.



                                /s/  E. L. Williamson
                                ---------------------
                                     E. L. Williamson